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                                                                  EXHIBIT 10.156

               AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT
               ------------------------------------------------

     THIS AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (this "Agreement") made as of the 17th day of October, 2000, by and among APPLIED BIOSCIENCE INTERNATIONAL INC., a Delaware corporation, its successors and assigns (the "Lender"), ENVIRON HOLDINGS, INC., a Delaware corporation ("EHI"), ENVIRON INTERNATIONAL CORPORATION (formerly APBI Environmental Sciences Group, Inc.), a Virginia corporation ("EIC" together with EHI the "Original Borrowers"), and ENVIRON FACILITY SERVICES CORPORATION, a Virginia corporation (the "New Borrower"), jointly and severally (the Original Borrowers and the New Borrower, each a "Borrower", and collectively, the "Borrowers").

                                   RECITALS
                                   --------

     A. The Original Borrowers are parties to a certain Credit and Security Agreement, along with the Lender dated February 2, 1999 (as thereafter amended, modified, restated, substituted, extended and renewed from time to time, the "Credit Agreement"), pursuant to which the Lender agreed to make available certain credit facilities consisting of (i) a revolving credit facility (the "Revolving Credit Facility") to provide working capital to the Original Borrowers, (ii) a term loan (the "Term Loan") in the amount of Seven Million Dollars ($7,000,000) to be used to pay a portion of the Purchase Price (as defined in the Credit Agreement), (iii) letters of credit ("Letters of Credit") to be used for general corporate purposes by the Original Borrowers, and (iv) an acquisition loan in the amount of Eighteen Million Dollars ($18,000,000), also to pay a portion of the Purchase Price. As set forth in that certain Amendment No. 2 and Restatement of Credit and Security Agreement dated November 24, 1999 by and among Lender and the
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Original Borrowers, the Term Loan has been satisfied and the Lender has no obligation to make any loans under the Revolving Credit Facility or to issue any Letters of Credit to or for the benefit of the Original Borrowers under the Credit Agreement.

     B. Pursuant to a plan of corporate restructuring approved by EIC's Board of Directors, EIC has created a separate legal entity for its Facilities Group in the form of the New Borrower and has transferred all of its assets related to the Facilities Group to the New Borrower pursuant to that certain Asset Purchase Agreement dated January 1, 2000 by and between EIC and the New Borrower (the "Facilities Group Spin Off") and the Borrowers have requested that the Lender consent to the Facilities Group Spin Off and the Lender has consented on the condition, among others, that the parties hereto execute this Agreement.

     C. The parties hereto desire to add the New Borrower as a party to the Credit Agreement and to make certain other amendments to the Credit Agreement, all as more fully set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender do hereby agree as follows:

     1.  Recitals. The parties hereto acknowledge and agree that the above
         --------
Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

     2.  Defined Terms. Capitalized terms used herein and not otherwise defined
         -------------
shall have the meanings ascribed to them in the Credit Agreement.

     3.  Grant of Security Interest. The New Borrower hereby assigns, pledges
         --------------------------
and grants to the Lender, and agrees that the Lender shall have a perfected and continuing security interest

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in, and lien on, all of the New Borrower's Collateral. The New Borrower
individually represents and warrants to the Lender that its principal place of business and the addresses where the Collateral is kept is as set forth on
Schedule 3.23 attached hereto.
-------------

     4.  Assumption of Obligations. The New Borrower promises and agrees to
         -------------------------
perform each and all of the covenants, agreements and obligations in the Credit Documents to be performed by the Original Borrowers, at the times, in the manner and in all respects as provided therein, and to be bound by each and all of the terms and provisions of the Credit Agreement as though the Credit Agreement had originally been jointly and severally made by the Original Borrowers and the New Borrower. All of the Borrowers shall remain liable for the performance of each and all of the covenants, agreements and obligations in the Credit Documents to be performed by the Borrowers. All references in the Credit Agreement and in any of the Credit Documents to the "Borrower", the "Borrowers" or the "Obligors" shall hereafter be deemed to include the New Borrower.

     5.  Consent to Facilities Group Spin Off. The Lender hereby waives any
         ------------------------------------
default or Event of Default occurring under Sections 5.07, 5.10 or 5.12 of the Credit Agreement occurring solely as the result of the Facilities Group Spin Off. The parties acknowledge and agree that the Collateral sold to the New Borrower pursuant to the Facilities Group Spin Off is and remains subject to the security interests in the Collateral previously granted to the Lender under the Credit Agreement.

     6.  Representations and Warranties. The New Borrower hereby issues, makes,
         ------------------------------
ratifies and confirms the representations, warranties and covenants contained in the Credit Documents as of the date hereof, and further represents, warrants and covenants to the Lender as follows:

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          (a)  Good Standing. The New Borrower (a) is a corporation duly
               -------------
organized, existing and in good standing under the laws of the jurisdiction of its creation, (b) has the power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          (b)  Power and Authority. The New Borrower has full power and
               -------------------
authority to execute and deliver this Agreement and each of the other Credit Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate or company action. No consent or approval of stockholders or of any public authority is required as a condition to the validity or enforceability of this Agreement or any of the other Credit Documents executed and delivered by the New Borrower.

          (c)  Binding Agreements. This Agreement and each of the other Credit
               ------------------
Documents executed and delivered by the New Borrower have been properly executed by the New Borrower, constitute valid and legally binding obligations of the New Borrower, and are fully enforceable against the New Borrower in accordance with their respective terms.

          (d)  Litigation. There are no proceedings pending or, so far as the
               ----------
New Borrower knows, threatened before any court or administrative agency which will materially adversely affect the financial condition or operations of the New Borrower, or the authority of any Borrower to enter into this Agreement or any of the other Credit Documents executed and delivered by the New Borrower.

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          (e)  No Conflicting Agreements. There is (a) no charter, by-law, or
               -------------------------
preference stock provision of the New Borrower and no provision of any existing mortgage, indenture, contract or agreement binding on the New Borrower or affecting its property, and (b) to the knowledge of the New Borrower, no provision of law or order of court binding upon the New Borrower, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Credit Documents executed and delivered by the New Borrower or which would be violated as a result of such execution, delivery or performance.

          (f)  Wholly Owned Subsidiary.  New Borrower is a wholly owned
               -----------------------
subsidiary of EHI.

     7.   Solvency. The Borrowers represent that the fair saleable value of the
          --------
Borrowers' assets taken as a whole (including goodwill minus disposition costs) exceeds the fair value of their liabilities; that no Borrowers are left with unreasonably small capital after the transactions contemplated by this Agreement; and the Borrowers are able to pay their debts (including trade debts) as they mature.

     8.   Revised Schedules. From and after the effective date hereof, Schedules
          -----------------
3.05, 3.09, 3.10, 3.11, 3.12, 3.13, 3.14, 3.16, 3.17, 3.18, 3.19, 3.20, 3.21,
3.22, 3.23, 3.24, 3.25, 3.25A, 3.26, 3.35, 3.39 and 3.43 of the Credit Agreement
are being replaced in their entirety with the Schedules of corresponding number attached hereto.

     9.   Conditions Precedent. This Agreement shall become effective on the
          --------------------
date the Lender receives the following documents, each of which shall be satisfactory in form and substance to the Lender:

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          (a)  The Amended and Restated Promissory Note (the "Restated Seller
Note") issued and delivered by the Borrowers in the form of Exhibit A attached
                                                            ---------
hereto and incorporated herein by reference, payable to the order of the Lender in the original principal amount of $18,000,000.

          (b) All documents and instruments (including, without limitation, UCC-1 and UCC-3 Statements) required to be filed, registered or recorded in order to create in favor of the Lender a perfected first lien in the New Borrower's Collateral (subject only to Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, together with such evidence as the Lender may deem satisfactory that all necessary filing fees and all recording and other similar fees and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

          (c) The Lender shall have received a Certificate dated as of the date hereof by the Secretary or Assistant Secretary of the New Borrower covering:

               (i) true and complete copies of the New Borrower's corporate charter and by-laws and all amendments thereto;

               (ii) true and complete copies of the resolutions of the New Borrower's Board of Directors authorizing (i) the execution, delivery and performance of the Credit Documents, (ii) the borrowing by the New Borrower under the Credit Agreement, and (iii) the granting of the Liens contemplated by this Agreement and any of the Credit Documents to which the New Borrower is a party; and

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               (iii)  the incumbency, authority and signatures of the officers of the New Borrower authorized to sign this Agreement and the other Credit Documents to which the New Borrower is a party.

          (d) Such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary.

          (e) Pursuant to Section 4.12 of the Credit Agreement, Lender shall have received payment of its attorneys' fees incurred in connection with the preparation, review, negotiation and execution of this Agreement and of all other instruments, certificates and documents related hereto or executed in connection herewith.

     10.  Replacement Seller Note. The Borrowers shall execute and deliver to
          -----------------------
the Lender on the date hereof the Restated Seller Note in substitution for, and not satisfaction of, the issued and outstanding Seller Note, and the Restated Seller Note shall be the "Seller Note" for all purposes of the Credit Documents. The Seller Note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Borrowers after the execution and delivery of the Restated Seller Note to the Lender.

     11.  Counterparts. This Agreement may be executed in any number of
          ------------
duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     12.  Credit Documents; Governing Law; Etc. This Agreement is one of the
          ------------------------------------
Credit Documents defined in the Credit Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

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     13.  Acknowledgments. The Borrowers hereby confirm to the Lender the
          ---------------
enforceability and validity of each of the Credit Documents. In addition, the Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Credit Documents, except as otherwise specifically set forth in this Agreement. The Borrowers issue, ratify and confirm the representations, warranties and covenants contained in the Credit Documents.

     14.  Modifications. This Agreement may not be supplemented, changed,
          -------------
waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     15.  Full Force and Effect. Except as expressly set forth above, the
          ---------------------
provisions of the Credit Agreement shall continue in full force and effect and are hereby ratified and confirmed. A default under this Agreement shall be a default under the Credit Agreement.

     IN WITNESS WHEREOF the parties hereto have signed and sealed this Agreement on the day and year first above written.


                                        LENDER:

WITNESS:                                APPLIED BIOSCIENCE INTERNATIONAL INC.


 /s/ Joanne H. Teague                    By:  /s/ Fred B. Davenport, Jr.  (SEAL)
--------------------------                  ------------------------------
                                             Name:  Fred B, Davenport, Jr.
                                                  ------------------------     .
                                             Title: Vice President
                                                   -----------------------     .

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                                      BORROWERS:

                                      ENVIRON HOLDINGS, INC.,
                                      a Delaware corporation


 /s/ Joanne H. Teague                 By:   /s/ Joseph Highland          (SEAL)
--------------------------               --------------------------------
                                         Name:  Joseph Highland
                                              ---------------------------     .
                                         Title: Chairman, Chief Executive
                                                -------------------------
                                                Officer & Secretary
                                                -------------------------     .

                                      ENVIRON INTERNATIONAL CORPORATION,
                                      a Virginia corporation


 /s/ Joanne H. Teague                 By:   /s/ Joseph Highland          (SEAL)
--------------------------               --------------------------------
                                         Name:  Joseph Highland
                                              ---------------------------     .
                                         Title: Chairman, Chief Executive
                                                -------------------------
                                                Officer & Secretary
                                                -------------------------     .


                                      ENVIRON FACILITY SERVICES CORPORATION,
                                      a Virginia corporation


 /s/ Joanne H. Teague                 By:   /s/ Joseph Highland          (SEAL)
--------------------------               --------------------------------
                                         Name:  Joseph Highland
                                              ---------------------------     .
                                         Title: Chairman, Chief Executive
                                                -------------------------
                                                Officer & Secretary
                                                -------------------------     .



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